SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: AUGUST 26, 2003



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                    0-8623                     11-2400145
(State of incorporation)    (Commission File No.)   (IRS Employer Identification
                                                              No.)


                               486 AMHERST STREET
                           NASHUA, NEW HAMPSIRE 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On August 26, 2003, we announced that we had received a Nasdaq Staff Determination Letter stating, among other things, that our trading symbol will be changed from ROBV to ROBVE, effective the open of business on August 27, 2003, to reflect a filing delinquency under Marketplace Rule 4310(c)(14). The press release also announced that we had advised the Nasdaq Staff of our Board's approval of new independent auditors and our timeline to cure the filing delinquency noted in the Staff's Determination letter, and had requested a temporary waiver of that Rule to enable us to regain compliance therewith. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

    EXHIBIT NO.           DESCRIPTION
    -----------           -----------

        99.1              Press Release dated August 26, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ROBOTIC VISION SYSTEMS, INC.


Date:  August 27, 2003                By:   /s/ Pat V. Costa
                                            ------------------------------------
                                            Pat V. Costa
                                            Chairman and Chief Executive Officer